Pacific Life Funds NSAR 3-31-13
Exhibit 77O

                  PACIFIC LIFE FUNDS - PL LARGE CAP GROWTH
FUND
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2012

                          ITEM
SECURITIES PURCHASED
-------------------------------------------------------   ----
------------------------------
 (1)    Name of Issuer
ServiceNow Inc.

(2)    Description of Security (name, coupon, maturity,
Common stock, 81762P102, NOW
       subordination, common stock, etc.)

(3)    Date of Purchase
11/14/2012

(4)    Date of Offering
11/14/2012

(5)    Unit Price
$28.00

(6)    Principal Amount of Total Offering
$392,000,000.00

(7)    Underwriting Spread:

       Dollars ($)
$1.12

       Percent (%)
4.00%

(8)    Names of Syndicate Members FOR THE PURCHASED
Morgan Stanley & Co. LLC,
       10F-3 ONLY: Insert all Syndicate Members (not
Citigroup Global Markets Inc.,
       just those listed on cover of offering document).
Deutsche Bank Securities Inc.,

Barclays Capital Inc., Credit

Suisse Securities (USA) LLC, UBS

Securities LLC, Pacific Crest

Securities LLC, Wells Fargo

Securities LLC

(9)    Dollar Amount of Purchase by the Portfolio
$198,800.00

(10)   % of Offering Purchased by Portfolio
0.0507%

(11)   % of Offering Purchased by Associated Accounts
2.6925%

(12)   % of Portfolio Assets Applied to Purchase
0.1575%

(13)   Name(s) of Syndicate Members (s) from whom
       Purchased
Morgan Stanley & Co.

(14)   Name of Affiliated Underwriter
UBS Investment Bank

                                    PACIFIC LIFE FUNDS - PL
LARGE-CAP GROWTH FUND
                                  REPORT PURSUANT TO RULE 10F-
3 - QUARTER ENDED 12/31/2012

[ ] Eligibility (check one): [X] registered public offering [
] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [
] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the
end of the first day on which any sales were made at a price that did not exceed the price paid by each other
purchaser in the offering or any concurrent offering of the securities
             (excepting,  in an Eligible Foreign Offering,
rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before
termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an
underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered,
except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was
reasonable and fair in relation to that being received by others for underwriting  similar securities during a
comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not
aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the
issuer of such securities has been in continuous operation for not less than three years (including the operations of
predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,
the issuer has been rated  investment  grade by at least one
NRSRO,
             provided that, if the issuer or entity  supplying
the funds from which the issue is to be paid has been in continuous operation for less than three years  (including
the operations of any predecessors) the securities must have been rated within the top three rating categories by
an NRSRO.

     [X]     Percentage of offering  purchased by the
Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the
same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for
Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to
qualified institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other
securities,  25% of principal amount of offering of class.
Identify such
             other purchasers:

     [X]     The Portfolio did not purchase the securities
being offered  directly or indirectly from an Affiliated
Underwriter,
             provided that a purchase from a syndicate manager
shall not be deemed to be a purchase from an Affiliated
Underwriter
             so long as (a) such Affiliated Underwriter did
not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities,  the
purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A
Offering;
     [X]     compliance with the first condition, above,
regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/23/13
Signed: /s/ SAVERIO CONSOLE
      -------
------------------

Name: Saverio COnsole

Title: Executive Director

                 PACIFICLIFE FUNDS - PL MID-CAP GROWTH FUND
                       REPORT PURSUANT TO RULE 10F-3
                      QUARTER ENDED DECEMBER 31, 2012

                          ITEM
SECURITIES PURCHASED
-------------------------------------------------------   ----
------------------------------
 (1)    Name of Issuer
WorkDay, Inc.

(2)    Description of Security (name, coupon, maturity,
Common  Stock,
       subordination, common stock, etc.)
CUSIP = 98138H101

(3)    Date of Purchase
10/11/2012

(4)    Date of Offering
10/11/2012

(5)    Unit Price
$28.00

(6)    Principal Amount of Total Offering
$637,000,000.00

(7)    Underwriting Spread:

       Dollars ($)
$1.68

       Percent (%)
6.00%

(8)    Names of Syndicate Members FOR THE
Morgan Stanley & Co. LLC,
       PURCHASED 10F-3 ONLY:
Goldman, Sachs & Co., Allen &
       Insert all Syndicate Members (not just those
Company LLC, J.P. Morgan
       just those listed on cover of offering
Securities LLC, Cowen and
       document).
Company, LLC, JMP Secutrities

LLC, Pacific Crest Securities

LLC, Wells Fargo Securities,

LLC, Canaccord Genuity

(9)    Dollar Amount of Purchase by the Portfolio
$204,512.00

(10)   % of Offering Purchased by Portfolio
0.0321%

(11)   % of Offering Purchased by Associated Accounts
8.7591%

(12)   % of Portfolio Assets Applied to Purchase
0.3400%

(13)   Name(s) of Syndicate Members (s) from whom
Goldman, Sachs & Co.
       Purchased

(14)   Name of Affiliated Underwriter
Morgan Stanley & Co. LLC

                                    PACIFIC LIFE FUNDS - PL
MID-CAP GROWTH FUND
                                  REPORT PURSUANT TO RULE 10F-
3 - QUARTER ENDED 12/31/2012

[ ] Eligibility (check one): [X] registered public offering [
] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [
] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the
end of the first day on which any sales were made at a price that did not exceed the price paid by each other
purchaser in the offering or any concurrent offering of the securities
             (excepting,  in an Eligible Foreign Offering,
rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before
termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an
underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered,
except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was
reasonable and fair in relation to that being received by others for underwriting  similar securities during a
comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not
aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the
issuer of such securities has been in continuous operation for not less than three years (including the operations of
predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,
the issuer has been rated  investment  grade by at least one
NRSRO,
             provided that, if the issuer or entity  supplying
the funds from which the issue is to be paid has been in continuous operation for less than three years  (including
the operations of any predecessors) the securities must have been rated within the top three rating categories by
an NRSRO.

     [X]     Percentage of offering  purchased by the
Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the
same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for
Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to
qualified institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other
securities,  25% of principal amount of offering of class.
Identify such
             other purchasers:

     [X]     The Portfolio did not purchase the securities
being offered  directly or indirectly from an Affiliated
Underwriter,
             provided that a purchase from a syndicate manager
shall not be deemed to be a purchase from an Affiliated
Underwriter
             so long as (a) such Affiliated Underwriter did
not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities,  the
purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A
Offering;
     [X]     compliance with the first condition, above,
regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/8/13
Signed: /s/ AMISTEAD NASH
      -------
------------------

Name: Jason Yeong

Title: Executive Director

                   PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                         REPORT PURSUANT TO RULE 10F-3
                         QUARTER ENDED MARCH 31, 2013

                     ITEM
SECURITIES PURCHASED
------------------------------------------------- ------------
---------------------------
 (1)   Name of Issuer
Terreno Realty Corporation

(2)   Description of Security (name,
Common Stock,
      coupon, maturity, subordination,
CUSIP = 88146M101
      common stock, etc.)

(3)   Date of Purchase
2/20/2013

(4)   Date of Offering
2/19/2013

(5)   Unit Price
$16.60

(6)   Principal Amount of Total Offering
$83,000,000.00

(7)   Underwriting Spread:

      Dollars ($)
$0.75

      Percent (%)
4.52%

(8)   Names of Syndicate Members                   Goldman,
Sachs & Co., KeyBanc Capital
      FOR THE PURCHASED 10F-3 ONLY:                  Markets
Inc., Stifel, Nicolaus &
      Insert all Syndicate Members (not           Company,
Incorporated, Robert W. Baird
      just those listed on cover of                 & Co.
Incorporated, Mitsubishi UFC
      offering document).                           Securities
(USA), Inc., PNC Capital
                                                     Markets
LLC, JMP Securities LLC,
                                                   Regions
Securities LLC, Compass Point

Research & Trading LLC

(9)   Dollar Amount of Purchase by the Portfolio
$48,638.00

(10)  % of Offering Purchased by Portfolio
0.0586%

(11)  % of Offering Purchased by: All
7.1000%
      Associated Accounts (including
      this Portfolio). Limit is no more
      than 25%.

(12)  % of Portfolio Assets Applied to Purchase
0.0800%

(13)  Name(s) of Syndicate Members (s)               Goldman,
Sachs & Co. and KeyBanc
      from whom Purchased
Capital Markets Inc.

(14)  Name of Affiliated Underwriter               Mitsubishi
UFJ Securities (USA), Inc.

                                    PACIFIC LIFE FUNDS - PL
REAL ESTATE FUND
                                  REPORT PURSUANT TO RULE 10F-
3 - QUARTER ENDED 3/31/2013

[ ] Eligibility (check one): [X] registered public offering [
] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [
] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the
end of the first day on which any sales were made at a price that did not exceed the price paid by each other
purchaser in the offering or any concurrent offering of the securities
             (excepting,  in an Eligible Foreign Offering,
rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before
termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an
underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered,
except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was
reasonable and fair in relation to that being received by others for underwriting  similar securities during a
comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not
aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the
issuer of such securities has been in continuous operation for not less than three years (including the operations of
predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,
the issuer has been rated  investment  grade by at least one
NRSRO,
             provided that, if the issuer or entity  supplying
the funds from which the issue is to be paid has been in continuous operation for less than three years  (including
the operations of any predecessors) the securities must have been rated within the top three rating categories by
an NRSRO.

     [X]     Percentage of offering  purchased by the
Portfolio and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the
same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for
Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to
qualified institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other
securities,  25% of principal amount of offering of class.
Identify such
             other purchasers:

     [X]     The Portfolio did not purchase the securities
being offered  directly or indirectly from an Affiliated
Underwriter,
             provided that a purchase from a syndicate manager
shall not be deemed to be a purchase from an Affiliated
Underwriter
             so long as (a) such Affiliated Underwriter did
not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities,  the
purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A
Offering;
     [X]     compliance with the first condition, above,
regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/25/13
Signed: /s/ THEODORE BIGMAN
      -------
------------------

Name: Theodore Bigman

Title: Managing Director